EXHIBIT 99.1

 Sun Healthcare Group, Inc.
Reports Quarterly Net Income of $11.7 Million
and Annual Net Income of $24.8 Million,
with Strong Improvement in Continuing Operations

Contact: Investor Inquiries (505) 468-2341
Media Inquiries (505) 468-4582

      Irvine, Calif. (Feb. 27, 2006) - Sun Healthcare Group, Inc. (NASDAQ: SUNH) today announced results for the fourth quarter and year ended Dec. 31, 2005.

Earnings
For the year ended Dec. 31, 2005, Sun reported the following results of operations:

●         for continuing operations, excluding the results of operations of Peak Medical Corporation ("Peak"), which we acquired in December 2005, total net revenues of $861.0 million, a  5.9 percent improvement over total net revenues in 2004, net income from continuing operations of $4.0 million ($0.26 per fully-diluted share), and EBITDAR of $64.4 million, which included a net $6.8 million reduction in self-insurance reserves for general and professional liability and workers' compensation related to prior years, offset by a $0.4 million charge for debt extinguishment related to the refinance of one inpatient facility mortgage. This compares to total net revenues of $813.3 million, net income from continuing operations of $9.9 million ($0.68 per fully-diluted share), and EBITDAR of $70.6 million for the year ended Dec. 31, 2004, which included (i) a net $16.5 million reduction in self-insurance reserves for general and professional liability and workers' compensation related to prior years, and (ii) a $3.4 million gain on debt extinguishment related to the refinance of six inpatient facility mortgages.

-

excluding the reduction in self-insurance reserves and extinguishment of debt, the net loss from continuing operations for the year ended Dec. 31, 2005, was $2.4 million as compared to a net loss from continuing operations of $10.0 million for the year ended Dec. 31, 2004, and EBITDAR for the year ended Dec. 31, 2005, was $58.0 million, or 6.7 percent of revenue, an improvement of 14.4 percent, as compared to EBITDAR of $50.7 million, or 6.2 percent of revenue, for the prior year.

●         on an as-reported basis, which includes the results of operations of Peak for December 2005 and discontinued operations, total net revenues of $882.1 million, an 8.5 percent improvement over total net revenues in 2004, and net income of $24.8 million ($1.55 per fully-diluted share), which included a net $21.4 million reduction in self-insurance reserves for general and professional liability and workers' compensation related to prior years, offset by a $0.4 million charge for debt extinguishment related to the refinance of one inpatient facility mortgage. This compares to total net revenues of $813.3 million and a net loss of $18.6 million (($1.28) per fully-diluted share) for the year ended Dec. 31, 2004, which included (i) a net $13.2 million reduction in self-insurance reserves for general and professional liability and workers' compensation related to prior years, and (ii) a $3.4 million gain on debt extinguishment related to the refinance of six inpatient facility mortgages.

-

excluding the reduction in self-insurance reserves and extinguishment of debt, the net income for the year ended Dec. 31, 2005, was $3.8 million as compared to a net loss of $35.2 million for the prior year.

For the quarter ended Dec. 31, 2005, Sun reported the following results of operations:

●         for continuing operations, excluding the results of operations of Peak, total net revenues of

$224.8 million, a 9.9 percent improvement over total net revenues in the 2004 fourth quarter, net income from continuing operations of $4.7 million ($0.30 per fully-diluted share), and EBITDAR of $19.6 million, which included a net $6.3 million reduction in self-insurance reserves for general and professional liability and workers' compensation related to prior years, compared to total net revenues of $204.6 million, net income from continuing operations of $5.5 million ($0.36 per fully-diluted share), and EBITDAR of $22.2 million for the quarter ended Dec. 31, 2004, which included a net $14.8 million reduction in self-insurance reserves for general and professional liability and workers' compensation related to prior years, offset by a $0.4 million charge for debt extinguishment related to the refinance of one inpatient facility mortgage.

-

excluding the reduction in self-insurance reserves and extinguishment of debt, the net loss from continuing operations for the quarter ended Dec. 31, 2005, was $1.6 million as compared to a net loss from continuing operations for the quarter ended Dec. 31, 2004, of $8.9 million and EBITDAR for the quarter ended Dec. 31, 2005, was $13.3 million, or 5.9 percent of revenue, an improvement of 70.5 percent, as compared to EBITDAR of $7.8 million, or 3.8 percent of revenue, for the prior year period.

●         on an as-reported basis, total net revenues of $245.9 million, a 20.2 percent improvement over total net revenues in the 2004 fourth quarter, and net income of $11.7 million ($0.65 per fully-diluted share), which included a net $14.5 million reduction in self-insurance reserves for general and professional liability and workers' compensation related to prior years. This compares to total net revenues of $204.6 million and a net loss of $4.4 million (($0.29) per fully-diluted share) for the quarter ended Dec. 31, 2004, which included a net $10.2 million reduction in self-insurance reserves for general and professional liability and workers' compensation related to prior years, offset by a $0.4 million charge for debt extinguishment related to the refinance of one inpatient facility mortgage.

-

excluding the reduction in self-insurance reserves and extinguishment of debt, the net loss for the quarter ended Dec. 31, 2005, was $2.8 million as compared to a net loss of $14.2 million for the prior year period.

          "Our fourth quarter operating results, in conjunction with the Peak acquisition, the completion of our equity offering in December and the expansion of our credit facility have positioned us for a strong 2006," said Richard K. Matros, Sun's chairman and chief executive officer. "Our improved operations and the structural improvements that we have made since 2002 have resulted in reducing our stockholders' deficit from $187.2 million at December 31, 2002, to $2.9 million at December 31, 2005," Matros continued.

Inpatient Business
          Net revenues, on an as-reported basis, from inpatient services operations increased 8.5 percent to $635.6 million for the year ended Dec. 31, 2005, from $585.8 million for the same period in 2004. Adjusting for the one month of revenue of $20.5 million attributable to the Peak portfolio, same store revenue increased $28.7 million or 4.9 percent for the same period. The revenue gain on a same store basis was primarily attributable to: (i) an 80-basis point improvement, or $9.3 million in revenue, in Medicare patient mix, to 13.8 percent from 13.0 percent of total occupancy, (ii) a 2.7 percent increase in our Medicare rates, or $4.5 million in revenue, and (iii) a 5.2 percent increase in our Medicaid rates or $14.6 million in revenues.

          On an as-reported basis, net segment income decreased $3.1 million, to $41.4 million for the year ended Dec. 31, 2005, from $44.5 million for the year ended Dec. 31, 2004. Net segment EBITDAR increased $0.9 million, to $93.5 million for the year ended Dec. 31, 2005, from $92.6 million for the same period in 2004, and net segment EBITDA decreased $1.1 million, to $56.0 million for the year ended Dec. 31, 2005, from $57.1 million for the same period in 2004. Net segment income, excluding the results of operations of Peak, was $41.9 million and net segment EBITDAR was $91.6 million for the year ending Dec. 31, 2005.

          Excluding the reduction in self-insurance reserves, the extinguishment of debt and the results of operations of Peak, net segment income improved to $35.5 million, or 44.3 percent, from $24.6 million, and EBITDAR improved to $85.2 million, or 17.2 percent from $72.7 million, over the results for the year ended Dec. 31, 2004. As a result, EBITDAR margin has improved 140 basis points, to 13.8 percent from 12.4 percent.

          Net revenues from inpatient services operations increased 21.0 percent to $181.2 million for the quarter ended Dec. 31, 2005, from $149.7 million for the same period in 2004. Adjusting for the one month of revenue attributable to the Peak portfolio, same store revenue increased $11.0 million or 7.3 percent. The revenue gain, on a same store basis, was primarily attributable to: (i) an 80-basis point improvement, or $2.8 million in revenue, in Medicare patient mix, to 13.8 percent from 13.0 percent of total occupancy, (ii) a 2.9 percent increase in our Medicare rates or $1.1 million in revenue, and (iii) an 8.8 percent Medicaid rate increase or $6.4 million increase in Medicaid revenues due primarily to a program plan change in the state of California.

          On an as-reported basis, net segment income decreased $4.2 million, to $14.8 million for the fourth quarter of 2005 from $19.0 million for the same period in 2004. Net segment EBITDAR decreased $1.9 million, to $30.0 million for the quarter ended Dec. 31, 2005, from $31.9 million for the same period in 2004, and net segment EBITDA decreased $3.9 million, to $19.4 million for the quarter ended Dec. 31, 2005, from $23.3 million for the same period in 2004. Net segment income, excluding the results of operations of Peak, decreased $3.7 million, to $15.3 million from $19.0 million for same period in 2004, net segment EBITDAR decreased $3.9 million, to $28.0 million from $31.9 million for the same period in 2004, and net segment EBITDA decreased $4.4 million to $18.9 million from $23.3 million for the same period in 2004.

          Excluding the reduction of self-insurance reserves, extinguishment of debt and the results of operations of Peak, net segment income improved to $9.0 million, or 95.7 percent, from $4.6 million and EBITDAR improved to $21.7 million, or 24 percent, from $17.5 million over the prior year period. As a result, EBITDAR margin has improved 180 basis points to 13.5 percent from 11.7 percent.

          "Our inpatient services segment continues to execute its growth strategy into higher acuity Medicare market share resulting in improved profitability. We continue to see additional opportunity here. We are excited about the consummation of the Peak transaction and the opportunities that the combination brings to our employees and shareholders," said Matros.

Ancillary Business
          Net revenues from Sun's ancillary business operations, which include SunDance Rehabilitation Corporation, CareerStaff Unlimited, Inc., and SunPlus Home Health Services, Inc., net of affiliated revenues, increased $19.0 million, or 8.4 percent, to $245.8 million for the year ended Dec. 31, 2005, from $226.8 million for the same period in 2004. Net segment income decreased $3.5 million, or 20.2 percent, to $13.8 million for 2005 from $17.3 million for 2004. Net segment EBITDAR for the ancillary operations for the year ended Dec. 31, 2005, decreased $3.0 million, or 13.5 percent, over the same period in 2004, to $19.2 million from $22.2 million, and net segment EBITDA decreased $2.9 million, or 15.5 percent, to $15.8 million for the year ended Dec. 31, 2005, from $18.7 million for the same period in 2004. The decrease was primarily related to the rehabilitation services segment as a result of increasing wage pressure and resulting margin compression.

          For the quarter ended Dec. 31, 2005, net revenues from Sun's ancillary business operations, net of affiliated revenues, increased $9.3 million, or 16.9 percent, to $64.2 million from $54.9 million for the same period in 2004. For the quarter ended Dec. 31, 2005, net segment income decreased $0.5 million, or 15.6 percent, to $2.7 million from $3.2 million for same period in 2004, net segment EBITDAR for the ancillary operations decreased $0.2 million, or 4.5 percent, to $4.2 million from $4.4 million for the same period in 2004, and net segment EBITDA decreased $0.3 million, or 8.6 percent, to $3.2 million from $3.5 million for the same period in 2004.

          "We are committed to executing operational strategies that will improve both margins and profitability in our rehabilitation services segment to mitigate the labor pressure that has negatively impacted the business. Our expectation is that we will start to see results in the second quarter of this year," Matros reported.

Corporate General
          General and administrative expenses not directly attributed to operating segments increased $3.1 million, or 7.0 percent, to $47.2 million for the year ended Dec. 31, 2005, compared to $44.1 million for the year ended Dec. 31, 2004.  For the quarter ended Dec. 31, 2005, general and administrative expenses decreased $0.4 million, or 2.8 percent, to $13.7 million compared to $14.1 million for the same period in 2004. "For the year, as a percent of revenues, our G&A dropped to 5.3 percent from 5.4 percent and, for the quarter, as our actual spending decreased, G&A as a percent of revenues dropped to 5.6 percent as compared to 6.9 percent for the same quarter in 2004," said Matros.

2006 Guidance
          For 2006, Sun expects that its total revenues will be approximately $1.17 billion to $1.18 billion. EBITDAR is expected to be approximately $99.5 million to $102.0 million and EBITDA is expected to be approximately $42.5 million to $45.0 million. Pre-tax earnings are expected to be approximately $15.0 million to $17.5 million. Net income is expected to be approximately $9.0 million to $11.5 million ($0.29 per basic share to $0.37 per basic share). This guidance assumes, among other things, no acquisitions, a stable Medicaid reimbursement environment and no net changes in the Medicare reimbursement environment.

Conference Call
          Sun's senior management will hold a conference call to discuss the Company's 2005 operating results on Tuesday, Feb. 28, 2006, at 1 p.m. EST / 10 a.m. PST. To listen to the conference call, dial (877) 516-8526 and refer to Sun Healthcare Group. A recording of the call will be available from 4 p.m. EST on Feb. 28 until midnight EST on March 7 by calling (800) 642-1687 and using access code 5311940.

About Sun Healthcare Group, Inc.
          Sun Healthcare Group, Inc., with executive offices located in Irvine, California, owns SunBridge Healthcare Corporation and other affiliated companies that operate long-term and postacute care facilities in many states. In addition, the Sun Healthcare Group family of companies provides therapy through SunDance Rehabilitation Corporation, medical staffing through CareerStaff Unlimited, Inc. and home care through SunPlus Home Health Services, Inc.

     Statements made in this release that are not historical facts are "forward-looking" statements (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties and are subject to change at any time. These forward-looking statements may include, but are not limited to, statements containing words such as "anticipate," "believe," "plan," "estimate," "expect," "hope," "intend," "may" and similar expressions. Factors that could cause actual results to differ are identified in the public filings made by the company with the Securities and Exchange Commission and include changes in Medicare and Medicaid reimbursements, including the impact of the Deficit Reduction Act and regulations implementing it; potential liability for losses not covered by, or in excess of, our insurance; the effects of government regulations and investigations; our ability to generate cash flow sufficient to operate our business; our ability to integrate the operations of Peak Medical Corporation; increasing labor costs and the shortage of qualified healthcare personnel; and our ability to receive increases in reimbursement rates from government payors to cover increased costs. More information on factors that could affect our business and financial results are included in our public filings made with the Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, copies of which are available on Sun's web site, www.sunh.com.

      The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control. We caution investors that any forward-looking statements made by us are not guarantees of future performance. We disclaim any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

      EBITDA and EBITDAR as used in this press release, and EBITDAM and EBITDARM as used in the accompanying tables, which are non-GAAP financial measures, are each reconciled to net income (loss) in the accompanying tables.

      Any documents filed by Sun with the SEC may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, investors and stockholders of Sun may obtain free copies of the documents filed with the SEC by contacting Sun's investor relations department at (505) 468-2341 (TDD users, please call (505) 468-4458) or by sending a written request to Investor Relations, Sun Healthcare Group, Inc., 101 Sun Avenue N.E., Albuquerque, N.M. 87109. You may also read and copy any reports, statements and other information filed by Sun with the SEC at the SEC public reference room at Room 1580, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 or visit the SEC's web site for further information on its public reference room.

# # #

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONDENSED
CONSOLIDATED BALANCE SHEETS
(in thousands)

	December 31, 2005	December 31, 2004
ASSETS
Current assets:
Cash and cash equivalents	$ 16,641	$ 19,834
Restricted cash	25,142	26,649
Accounts receivable, net	123,639	95,829
Other current assets	15,795	14,098

Total current assets	181,217	156,410

Property and equipment, net	187,734	105,852
Restricted cash, non-current	35,517	34,111
Goodwill	81,265	405
Intangible assets, net	19,335	10,299
Other assets, net	7,238	6,076

Total assets	$ 512,306	$ 313,153
	=============	=============

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
Accounts payable	$ 45,115	$ 36,163
Accrued compensation and benefits	42,393	35,480
Accrued self-insurance obligations, current	37,238	40,236
Other accrued liabilities	56,440	57,650
Capital leases, current	11,204	-
Current portion of long-term debt
Company obligations	21,237	16,363
Clipper partnerships	34,415	1,113

Total current liabilities	248,042	187,005

Accrued self-insurance obligations, net of current	109,953	130,686
Long-term debt, net of current
Company obligations	115,094	39,803
Clipper partnerships	15,829	49,903
Other long-term liabilities	26,283	29,136

Total liabilities	515,201	436,533

Stockholders' deficit	(2,895)	(123,380)
Total liabilities and stockholders' deficit	$ 512,306	$ 313,153
	=============	=============

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED
STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	For the Three Months Ended December 31, 2005	For the Three Months Ended December 31, 2004
	(unaudited)	(unaudited)

Total net revenues	$ 245,944	$ 204,633
Costs and expenses:
Operating salaries and benefits	146,608	121,421
Self-insurance for workers' compensation and general and professional liability insurance	3,011	(5,331)
Operating administrative costs	6,776	7,948
Other operating costs	52,302	43,522
Facility rent expense	11,486	9,488
General and administrative expenses	13,680	14,050
Depreciation	1,522	1,832
Amortization	1,490	1,091
Provision for losses on accounts receivable	2,576	463
Interest, net	3,410	2,499
Loss on extinguishment of debt, net	-	340
(Gain) loss on sale of assets, net	(493)	332
Loss on asset impairment	-	1,028
Restructuring costs, net	9	356
Loss on lease termination	-	150
Total costs and expenses	242,377	199,189

Income before income taxes and discontinued operations	3,567	5,444
Income tax benefit	(12)	(36)
Income from continuing operations	3,579	5,480

Discontinued operations:
Income (loss) from discontinued operations, net	8,792	(6,988)
Loss on disposal of discontinued operations, net	(705)	(2,903)
Income (loss) on discontinued operations, net	8,087	(9,891)

Net income (loss)	$ 11,666	$ (4,411)
	==============	=============
Basic and diluted income (loss) per common and common equivalent share:
Income from continuing operations	$ 0.20	$ 0.36
Income (loss) on discontinued operations, net	0.45	(0.65)
Net income (loss)	$ 0.65	$ (0.29)
	==============	==============
Weighted average number of common and common equivalent shares outstanding:
Basic	17,957	15,275
Diluted	18,054	15,335

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED
STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004

Total net revenues	$ 882,109	$ 813,290
Costs and expenses:
Operating salaries and benefits	529,828	481,264
Self-insurance for workers' compensation and general and professional liability insurance	30,002	25,360
Operating administrative costs	24,930	22,642
Other operating costs	179,597	167,431
Facility rent expense	40,953	39,107
General and administrative expenses	47,194	44,104
Depreciation	4,794	4,937
Amortization	5,080	4,269
Provision for losses on accounts receivable	4,356	5,323
Interest, net	12,049	8,853
Loss (gain) on extinguishment of debt, net	408	(3,394)
Loss on sale of assets, net	384	1,494
Loss on asset impairment	361	1,028
Restructuring costs, net	122	1,972
Loss on lease termination	-	150
Total costs and expenses	880,058	804,540

Income before income taxes and discontinued operations	2,051	8,750
Income tax benefit	(786)	(1,158)
Income from continuing operations	2,837	9,908

Discontinued operations:
Income (loss) from discontinued operations, net	13,035	(23,214)
Gain (loss) on disposal of discontinued operations, net	8,889	(5,321)
Income (loss) on discontinued operations, net	21,924	(28,535)

Net income (loss)	$ 24,761	$ (18,627)
	==============	==============
Basic income (loss) per common and common
equivalent share:
Income from continuing operations	$ 0.18	$ 0.69
Income (loss) on discontinued operations, net	1.37	(1.98)
Net income (loss)	$ 1.55	$ (1.29)
	==============	==============
Diluted income (loss) per common and common
equivalent share:
Income from continuing operations	$ 0.18	$ 0.68
Income (loss) on discontinued operations, net	1.37	(1.96)
Net income (loss)	$ 1.55	$ (1.28)
	==============	==============
Weighted average number of common and
common equivalent shares outstanding:
Basic	16,003	14,456
Diluted	16,019	14,548

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONDENSED
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the Three Months Ended December 31, 2005	For the Three Months Ended December 31, 2004
	(unaudited)	(unaudited)
Cash flows from operating activities:
Net income (loss)	$ 11,666	$ (4,411)
Adjustments to reconcile net income (loss) to net cash provided by (used for) operating activities, including discontinued operations:
Loss on extinguishment of debt, net	-	340
Loss on lease termination	-	150
Depreciation	1,572	1,871
Amortization	1,495	1,105
Amortization of favorable and unfavorable lease intangibles	(379)	(495)
Provision for losses on accounts receivable	2,585	1,577
Gain (loss) on sale of assets, net	(493)	332
Loss on disposal of discontinued operations, net	705	2,903
Transaction costs	1,100	-
Loss on asset impairment	-	1,028
Restricted stock compensation	320	679
Other, net	911	792
Changes in operating assets and liabilities, net of acquisitions
Accounts receivable, net	(5,070)	(475)
Inventories, net	-	18
Other receivables, net	(1,979)	1,064
Restricted cash	97	370
Prepaids and other assets	6,320	5,484
Accounts payable	4,367	(526)
Accrued compensation and benefits	4,828	103
Accrued self-insurance obligations	(18,446)	(12,860)
Income taxes payable	710	896
Other accrued liabilities	(3,749)	(5,456)
Other long-term liabilities	-	2,412
Net cash provided by (used for) operating activities	6,560	(3,099)

Cash flows from investing activities:
Capital expenditures, net	(5,617)	(4,585)
Proceeds from sale of assets held for sale	1,337	500
Acquisitions	(12,411)	(700)
Net cash used for investing activities	(16,691)	(4,785)

Cash flows from financing activities:
Net (repayments) borrowings under Revolving Loan Agreement	(21,048)	600
Long-term debt repayments	(1,459)	(867)
Distribution of partnership equity	-	(961)
Net proceeds from issuance of common stock	38,428	-
Net cash provided by (used for) financing activities	15,921	(1,228)

Net increase (decrease) in cash and cash equivalents	5,790	(9,112)
Cash and cash equivalents at beginning of period	10,851	28,946
Cash and cash equivalents at end of period	$ 16,641	$ 19,834
	=============	============

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONDENSED
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004

Cash flows from operating activities:
Net income (loss)	$ 24,761	$ (18,627)
Adjustments to reconcile net income (loss) to net cash used for operating activities, including discontinued operations:
Loss (gain) on extinguishment of debt, net	408	(3,394)
Loss on lease termination	-	150
Depreciation	4,876	5,254
Amortization	5,101	4,356
Amortization of favorable and unfavorable lease intangibles	(1,714)	(3,265)
Provision for losses on accounts receivable	5,009	11,901
Loss on sale of assets, net	384	1,494
(Gain) loss on disposal of discontinued operations, net	(8,889)	5,321
Transaction costs	1,100	-
Loss on asset impairment	361	1,028
Restricted stock compensation	1,303	1,570
Other, net	1,010	2,045
Changes in operating assets and liabilities, net of acquisitions
Accounts receivable, net	(6,530)	6,485
Inventories, net	12	(17)
Other receivables, net	(155)	558
Restricted cash	1,231	9,006
Prepaids and other assets	2,698	(1,658)
Accounts payable	3,359	(14,406)
Accrued compensation and benefits	(588)	(6,230)
Accrued self-insurance obligations	(32,552)	(26,213)
Income taxes payable	794	1,436
Other accrued liabilities	(9,887)	(4,687)
Other long-term liabilities	(405)	2,151
Net cash used for operating activities before reorganization costs	(8,313)	(25,742)
Net cash paid for reorganization costs	-	(499)
Net cash used for operating activities	(8,313)	(26,241)

Cash flows from investing activities:
Capital expenditures, net	(17,416)	(12,890)
Proceeds from sale of assets held for sale	10,742	1,857
Acquisitions	(17,816)	(700)
Repayment of long-term notes receivable	237	147
Net cash used for investing activities	(24,253)	(11,586)

Cash flows from financing activities:
Net repayments under Revolving Loan Agreement	(233)	(12,491)
Long-term debt borrowings	11,000	-
Long-term debt repayments	(19,495)	(6,727)
Distribution of partnership equity	(327)	(961)
Net proceeds from issuance of common stock	38,428	52,266
Net cash provided by financing activities	29,373	32,087

Net decrease in cash and cash equivalents	(3,193)	(5,740)
Cash and cash equivalents at beginning of period	19,834	25,574
Cash and cash equivalents at end of period	$ 16,641	$ 19,834
	=============	============

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

 RECONCILIATION OF NET INCOME TO EBITDA(M) AND EBITDAR(M)
(in thousands)

	For the	For the
	Three Months Ended	Three Months Ended
	December 31, 2005	December 31, 2004
	(unaudited)	(unaudited)

Total net revenues	$ 245,944	$ 204,633

Net income (loss)	$ 11,666	$ (4,411)

Income from continuing operations	3,579	5,480

Income tax benefit	(12)	(36)

(Gain) loss on sale of assets, net	(493)	332

Loss on asset impairment	-	1,028

Restructuring costs, net	9	356

Loss on lease termination	-	150

Net segment income	$ 3,083	$ 7,310

Interest, net	3,410	2,499

Depreciation and amortization	3,012	2,923

EBITDA	$ 9,505	$ 12,732

Facility rent expense	11,486	9,488

EBITDAR	$ 20,991	$ 22,220

Operating administrative costs	6,776	7,948
General and administrative expenses	13,680	14,050
Total operating and general and administrative expenses	20,456	21,998

EBITDAM	$ 29,961	$ 34,730
EBITDARM	$ 41,447	$ 44,218

 EBITDA is defined as earnings before income (loss) on discontinued operations, income taxes, loss (gain) on sale of assets, net, loss on asset impairment, restructuring costs, net, loss on lease termination, interest, net, depreciation and amortization.   EBITDAM is defined as EBITDA before operating and general and administrative expenses.  EBITDAR is defined as EBITDA before facility rent expense.  EBITDARM is defined as EBITDAR before operating and general and administrative expenses.  EBITDA, EBITDAM, EBITDAR and EBITDARM are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole.  EBITDA, EBITDAM, EBITDAR and EBITDARM are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered as measures of financial performance under generally accepted accounting principles.  As the items excluded from EBITDA, EBITDAM, EBITDAR and EBITDARM are significant components in understanding and assessing financial performance, EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered in isolation or as alternatives to net income (loss), cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity.  Because EBITDA, EBITDAM, EBITDAR and EBITDARM are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations, EBITDA, EBITDAM, EBITDAR and EBITDARM as presented may not be comparable to other similarly titled measures of other companies.

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO EBITDA(M) AND EBITDAR(M)
(in thousands)

	For the	For the
	Year Ended	Year Ended
	December 31, 2005	December 31, 2004

Total net revenues	$ 882,109	$ 813,290

Net income (loss)	$ 24,761	$ (18,627)

Income from continuing operations	2,837	9,908

Income tax benefit	(786)	(1,158)

Loss on sale of assets, net	384	1,494

Loss on asset impairment	361	1,028

Restructuring costs, net	122	1,972

Loss on lease termination	-	150

Net segment income	$ 2,918	$ 13,394

Interest, net	12,049	8,853

Depreciation and amortization	9,874	9,206

EBITDA	$ 24,841	$ 31,453

Facility rent expense	40,953	39,107

EBITDAR	$ 65,794	$ 70,560

Operating administrative costs	24,930	22,642
General and administrative expenses	47,194	44,104
Total operating and general and administrative expenses	72,124	66,746

EBITDAM	$ 96,965	$ 98,199
EBITDARM	$ 137,918	$ 137,306

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) AND EBITDAR(M)
($ in thousands)

For the Three Months Ended December 31, 2005
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Home Health Services	Laboratory & Radiology Services	Other & Corporate Segment	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$ 181,152	$ 24,980	$ 20,523	$ 15,269	$ 3,378	$ 642	$ -	$ 245,944

Affiliated revenue	-	9,461	98	-	49	-	(9,608)	-

Total revenue	181,152	34,441	20,621	15,269	3,427	642	(9,608)	245,944

Net segment income (loss)	$ 14,803	$ 1,843	$ 950	$ 289	$ (408)	$ (14,394)	$ -	$ 3,083

Interest, net	2,431	(3)	39	2	-	941	-	3,410

Depreciation and amortization	2,203	74	146	230	75	284	-	3,012

EBITDA	$ 19,437	$ 1,914	$ 1,135	$ 521	$ (333)	$ (13,169)	$ -	$ 9,505

Facility rent expense	10,536	127	236	499	88	-	-	11,486

EBITDAR	$ 29,973	$ 2,041	$ 1,371	$ 1,020	$ (245)	$ (13,169)	-	$ 20,991

Operating and general and
administrative expenses	3,637	1,744	1,053	248	94	13,680	-	20,456

EBITDAM	$ 23,074	$ 3,658	$ 2,188	$ 769	$ (239)	$ 511	$ -	$ 29,961
EBITDARM	$ 33,610	$ 3,785	$ 2,424	$ 1,268	$ (151)	$ 511	$ -	$ 41,447

EBITDA margin	10.7%	5.6%	5.5%	3.4%	-9.7%			3.9%

EBITDAM margin	12.7%	10.6%	10.6%	5.0%	-7.0%			12.2%

EBITDAR margin	16.5%	5.9%	6.6%	6.7%	-7.1%			8.5%

EBITDARM margin	18.6%	11.0%	11.8%	8.3%	-4.4%			16.9%

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

 RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) AND EBITDAR(M)
($ in thousands)

For the Three Months Ended December 31, 2004
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Home Health Services	Laboratory & Radiology Services	Other & Corporate Segment	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$ 149,714	$ 22,954	$ 14,070	$ 14,240	$ 3,654	$ 1	$ -	$ 204,633

Affiliated revenue	(149)	8,340	340	-	42	-	(8,573)	-

Total revenue	149,565	31,294	14,410	14,240	3,696	1	(8,573)	204,633

Net segment income (loss)	$ 18,955	$ 1,744	$ 1,011	$ 492	$ (44)	$ (14,848)	$ -	$ 7,310

Interest, net	1,869	(1)	(12)	2	-	641	-	2,499

Depreciation and amortization	2,445	42	46	150	66	174	-	2,923

EBITDA	$ 23,269	$ 1,785	$ 1,045	$ 644	$ 22	$ (14,033)	$ -	$ 12,732

Facility rent expense	8,581	124	222	487	74	-	-	9,488

EBITDAR	$ 31,850	$ 1,909	$ 1,267	$ 1,131	$ 96	$ (14,033)	-	$ 22,220

Operating and general and
administrative expenses	3,171	3,780	712	227	58	14,050	-	21,998

EBITDAM	$ 26,440	$ 5,565	$ 1,757	$ 871	$ 80	$ 17	$ -	$ 34,730
EBITDARM	$ 35,021	$ 5,689	$ 1,979	$ 1,358	$ 154	$ 17	$ -	$ 44,218

EBITDA margin	15.6%	5.7%	7.3%	4.5%	0.6%			6.2%

EBITDAM margin	17.7%	17.8%	12.2%	6.1%	2.2%			17.0%

EBITDAR margin	21.3%	6.1%	8.8%	7.9%	2.6%			10.9%

EBITDARM margin	23.4%	18.2%	13.7%	9.5%	4.2%			21.6%

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) AND EBITDAR(M)
($ in thousands)

For the Year Ended December 31, 2005

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Home Health Services	Laboratory & Radiology Services	Other & Corporate Segment	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$ 635,630	$ 100,338	$ 70,534	$ 60,778	$ 14,168	$ 661	$ -	$ 882,109

Affiliated revenue	-	36,951	613	-	180	-	(37,744)	-

Total revenue	635,630	137,289	71,147	60,778	14,348	661	(37,744)	882,109

Net segment income (loss)	$ 41,437	$ 7,291	$ 4,907	$ 2,489	$ (867)	$ (52,339)	$ -	$ 2,918

Interest, net	7,546	(17)	49	10	-	4,461	-	12,049

Depreciation and amortization	6,999	262	376	901	371	965	-	9,874

EBITDA	$ 55,982	$ 7,536	$ 5,332	$ 3,400	$ (496)	$ (46,913)	$ -	$ 24,841

Facility rent expense	37,521	513	738	1,866	315	-	-	40,953

EBITDAR	$ 93,503	$ 8,049	$ 6,070	$ 5,266	$ (181)	$ (46,913)	-	$ 65,794

Operating and general and
administrative expenses	13,455	7,351	2,748	1,184	193	47,193	-	72,124

EBITDAM	$ 69,437	$ 14,887	$ 8,080	$ 4,584	$ (303)	$ 280	$ -	$ 96,965
EBITDARM	$ 106,958	$ 15,400	$ 8,818	$ 6,450	$ 12	$ 280	$ -	$ 137,918

EBITDA margin	8.8%	5.5%	7.5%	5.6%	-3.5%			2.8%

EBITDAM margin	10.9%	10.8%	11.4%	7.5%	-2.1%			11.0%

EBITDAR margin	14.7%	5.9%	8.5%	8.7%	-1.3%			7.5%

EBITDARM margin	16.8%	11.2%	12.4%	10.6%	0.1%			15.6%

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

 RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) AND EBITDAR(M)
($ in thousands)

For the Year Ended December 31, 2004

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Home Health Services	Laboratory & Radiology Services	Other & Corporate Segment	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$ 586,413	$ 99,890	$ 54,713	$ 56,702	$ 15,525	$ 47	$ -	$ 813,290

Affiliated revenue	(600)	33,228	2,103	-	184	-	(34,915)	-

Total revenue	585,813	133,118	56,816	56,702	15,709	47	(34,915)	813,290

Net segment income (loss)	$ 44,453	$ 10,233	$ 3,205	$ 3,499	$ 400	$ (48,396)	$ -	$ 13,394

Interest, net	5,285	15	(10)	36	-	3,527	-	8,853

Depreciation and amortization	7,320	248	183	592	251	612	-	9,206

EBITDA	$ 57,058	$ 10,496	$ 3,378	$ 4,127	$ 651	$ (44,257)	$ -	$ 31,453

Facility rent expense	35,579	551	826	1,852	290	9	-	39,107

EBITDAR	$ 92,637	$ 11,047	$ 4,204	$ 5,979	$ 941	$ (44,248)	-	$ 70,560

Operating and general and
administrative expenses	11,895	6,398	3,140	911	298	44,104	-	66,746

EBITDAM	$ 68,953	$ 16,894	$ 6,518	$ 5,038	$ 949	$ (153)	$ -	$ 98,199
EBITDARM	$ 104,532	$ 17,445	$ 7,344	$ 6,890	$ 1,239	$ (144)	$ -	$ 137,306

EBITDA margin	9.7%	7.9%	5.9%	7.3%	4.1%			3.9%

EBITDAM margin	11.8%	12.7%	11.5%	8.9%	6.0%			12.1%

EBITDAR margin	15.8%	8.3%	7.4%	10.5%	6.0%			8.7%

EBITDARM margin	17.8%	13.1%	12.9%	12.2%	7.9%			16.9%

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

 RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Three Months Ended December 31, 2005
(unaudited)

	Inpatient Services- w/o Peak	Inpatient Services w/o Peak - Overhead	Inpatient Services before Clipper & Peak	Clipper(1)	Inpatient Services before Peak	Peak	Total Inpatient Services

Total revenues	$ 160,660	$ -	$ 160,660	$ -	$ 160,660	$ 20,492	$ 181,152

Net segment income (loss)	$ 19,689	$ (4,023)	$ 15,666	$ (354)	$ 15,312	$ (509)	$ 14,803

Interest, net	852	(17)	835	956	1,791	640	2,431

Depreciation and amortization	1,500	-	1,500	268	1,768	435	2,203

EBITDA	$ 22,041	$ (4,040)	$ 18,001	$ 870	$ 18,871	$ 566	$ 19,437

Facility rent expense	10,027	-	10,027	(876)	9,151	1,385	10,536

EBITDAR	$ 32,068	$ (4,040)	$ 28,028	$ (6)	$ 28,022	$ 1,951	$ 29,973
	==========	===========	============	==========	===========	=========	===========

EBITDA margin	13.7%		11.2%		11.7%	2.8%	10.7%

EBITDAR margin	20.0%		17.4%		17.4%	9.5%	16.5%

(1)

Clipper represents our interest of less than eight percent in nine entities that are consolidated pursuant to the Financial Accounting Standard Board's revised Interpretation No. 46, Consolidation of Variable Interest Entities. Sun began consolidating Clipper on July 1, 2004.

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Three Months Ended December 31, 2004
(unaudited)

	Inpatient Services	Inpatient Services- Overhead	Inpatient Services Before Clipper	Clipper (1)	Total Inpatient Services

Total revenues	$ 149,760	$ -	$ 149,760	$ (46)	$ 149,714

Net segment income (loss)	$ 23,170	$ (3,248)	$ 19,922	$ (967)	$ 18,955

Interest, net	600	-	600	1,269	1,869

Depreciation and amortization	2,151	-	2,151	294	2,445

EBITDA	$ 25,921	$ (3,248)	$ 22,673	$ 596	$ 23,269

Facility rent expense	9,579	-	9,579	(998)	8,581

EBITDAR	$ 35,500	$ (3,248)	$ 32,252	$ (402)	$ 31,850
	===========	============	============	==========	===========

EBITDA margin	17.3%		15.1%		15.5%

EBITDAR margin	23.7%		21.5%		21.3%

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Year Ended December 31, 2005

	Inpatient Services w/o Peak	Inpatient Services w/o Peak- Overhead	Inpatient Services Before Clipper & Peak	Clipper (1)	Inpatient Services Before Peak	Peak	Total Inpatient Services

Total revenues	$ 615,138	$ -	$ 615,138	$ -	$ 615,138	$ 20,492	$ 635,630

Net segment income (loss)	$ 58,660	$ (14,488)	$ 44,172	$ (2,226)	$ 41,946	$ (509)	$ 41,437

Interest, net	2,917	(17)	2,900	4,006	6,906	640	7,546

Depreciation and amortization	5,347	-	5,347	1,217	6,564	435	6,999

EBITDA	$ 66,924	$ (14,505)	$ 52,419	$ 2,997	$ 55,416	$ 566	$ 55,982

Facility rent expense	39,649	-	39,649	(3,513)	36,136	1,385	37,521

EBITDAR	$ 106,573	$ (14,505)	$ 92,068	$ (516)	$ 91,552	$ 1,951	$ 93,503
	=========	=========	=========	=========	==========	=======	==========

EBITDA margin	10.9%		8.5%		9.0%	2.8%	8.8%

EBITDAR margin	17.3%		15.0%		14.9%	9.5%	14.7%

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

 RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Year Ended December 31, 2004

	Inpatient Services	Inpatient Services- Overhead	Inpatient Services before Clipper	Clipper (1)	Total Inpatient Services

Total revenues	$ 586,423	$ -	$ 586,424	$ (11)	$ 586,413

Net segment income (loss)	$ 58,371	$ (12,455)	$ 45,916	$ (1,463)	$ 44,453

Interest, net	3,054	-	3,054	2,231	5,285

Depreciation and amortization	6,722	-	6,722	598	7,320

EBITDA	$ 68,147	$ (12,455)	$ 55,692	$ 1,366	$ 57,058

Facility rent expense	37,549	-	37,549	(1,970)	35,579

EBITDAR	$ 105,696	$ (12,455)	$ 93,241	$ (604)	$ 92,637
	==========	===========	===========	=========	==========

EBITDA margin	11.6%		9.5%		9.7%

EBITDAR margin	18.0%		15.9%		15.8%

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES w/o PEAK

CONSOLIDATED
STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	For the Three Months Ended December 31, 2005	For the Three Months Ended December 31, 2004
	(unaudited)	(unaudited)

Total net revenues	$ 224,825	$ 204,633
Costs and expenses:
Operating salaries and benefits	136,500	121,421
Self-insurance for workers' compensation and general and professional liability insurance	2,069	(5,331)
Operating administrative costs	6,774	7,948
Other operating costs	45,595	43,522
Facility rent expense	10,101	9,488
General and administrative expenses	12,580	14,050
Depreciation	1,173	1,832
Amortization	1,394	1,091
Provision for losses on accounts receivable	1,757	463
Interest, net	2,728	2,499
Loss on extinguishment of debt, net	-	340
(Gain) loss on sale of assets, net	(493)	332
Loss on asset impairment	-	1,028
Restructuring costs, net	10	356
Loss on lease termination	-	150
Total costs and expenses	220,188	199,189

Income before income taxes and discontinued operations	4,637	5,444
Income tax benefit	(65)	(36)
Income from continuing operations	4,702	5,480

Discontinued operations:
Income (loss) from discontinued operations, net	8,841	(6,988)
Loss on disposal of discontinued operations, net	(705)	(2,903)
Income (loss) on discontinued operations, net	8,136	(9,891)

Net income (loss)	$ 12,838	$ (4,411)
	==============	=============
Basic income (loss) per common and common equivalent share:
Income from continuing operations	$ 0.30	$ 0.36
Income (loss) on discontinued operations, net	0.52	(0.65)
Net income (loss)	$ 0.82	$ (0.29)
	==============	==============
Diluted income (loss) per common and common equivalent share:
Income from continuing operations	$ 0.30	$ 0.36
Income (loss) on discontinued operations, net	0.51	(0.64)
Net income (loss)	$ 0.81	$ (0.28)
	==============	==============
Weighted average number of common and common equivalent shares outstanding:
Basic	15,739	15,275
Diluted	15,821	15,335

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES w/o PEAK

CONSOLIDATED
STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004

Total net revenues	$ 860,989	$ 813,290
Costs and expenses:
Operating salaries and benefits	519,721	481,264
Self-insurance for workers' compensation and general and professional liability insurance	29,060	25,360
Operating administrative costs	24,928	22,642
Other operating costs	172,890	167,431
Facility rent expense	39,568	39,107
General and administrative expenses	46,094	44,104
Depreciation	4,445	4,937
Amortization	4,984	4,269
Provision for losses on accounts receivable	3,537	5,323
Interest, net	11,366	8,853
Loss (gain) on extinguishment of debt, net	408	(3,394)
Loss on sale of assets, net	384	1,494
Loss on asset impairment	361	1,028
Restructuring costs, net	121	1,972
Loss on lease termination	-	150
Total costs and expenses	857,867	804,540

Income before income taxes and discontinued operations	3,122	8,750
Income tax benefit	(839)	(1,158)
Income from continuing operations	3,961	9,908

Discontinued operations:
Income (loss) from discontinued operations, net	13,083	(23,214)
Gain (loss) on disposal of discontinued operations, net	8,889	(5,321)
Income (loss) on discontinued operations, net	21,972	(28,535)

Net income (loss)	$ 25,933	$ (18,627)
	==============	==============
Basic income (loss) per common and common
equivalent share:
Income from continuing operations	$ 0.26	$ 0.69
Income (loss) on discontinued operations, net	1.42	(1.98)
Net income (loss)	$ 1.68	$ (1.29)
	==============	==============
Diluted income (loss) per common and common
equivalent share:
Income from continuing operations	$ 0.26	$ 0.68
Income (loss) on discontinued operations, net	1.42	(1.96)
Net income (loss)	$ 1.68	$ (1.28)
	==============	==============
Weighted average number of common and
common equivalent shares outstanding:
Basic	15,444	14,456
Diluted	15,457	14,548

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES w/o PEAK

RECONCILIATION OF NET INCOME TO EBITDA(M) AND EBITDAR(M)
(in thousands)

	For the	For the
	Three Months Ended	Three Months Ended
	December 31, 2005	December 31, 2004
	(unaudited)	(unaudited)

Total net revenues	$ 224,825	$ 204,633

Net income (loss)	$ 12,838	$ (4,411)

Income from continuing operations	4,702	5,480

Income tax benefit	(65)	(36)

(Gain) loss on sale of assets, net	(493)	332

Loss on asset impairment	-	1,028

Restructuring costs, net	10	356

Loss on lease termination	-	150

Net segment income	$ 4,154	$ 7,310

Interest, net	2,728	2,499

Depreciation and amortization	2,567	2,923

EBITDA	$ 9,449	$ 12,732

Facility rent expense	10,101	9,488

EBITDAR	$ 19,550	$ 22,220

Operating administrative costs	6,774	7,948
General and administrative expenses	12,580	14,050
Total operating and general and administrative expenses	19,354	21,998

EBITDAM	$ 28,803	$ 34,730
EBITDARM	$ 38,904	$ 44,218

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES w/o PEAK

 RECONCILIATION OF NET INCOME TO EBITDA(M) AND EBITDAR(M)
(in thousands)

	For the	For the
	Year Ended	Year Ended
	December 31, 2005	December 31, 2004

Total net revenues	$ 860,989	$ 813,290

Net income (loss)	$ 25,933	$ (18,627)

Income from continuing operations	3,961	9,908

Income tax benefit	(839)	(1,158)

Loss on sale of assets, net	384	1,494

Loss on asset impairment	361	1,028

Restructuring costs, net	121	1,972

Loss on lease termination	-	150

Net segment income	$ 3,988	$ 13,394

Interest, net	11,366	8,853

Depreciation and amortization	9,429	9,206

EBITDA	$ 24,783	$ 31,453

Facility rent expense	39,568	39,107

EBITDAR	$ 64,351	$ 70,560

Operating administrative costs	24,928	22,642
General and administrative expenses	46,094	44,104
Total operating and general and administrative expenses	71,022	66,746

EBITDAM	$ 95,805	$ 98,199
EBITDARM	$ 135,373	$ 137,306

Sun Healthcare Group, Inc. and Subsidiaries w/o Peak
Selected Operating Statistics
Continuing Operations

	For the Three Months Ended December 31,		For the Year Ended December 31,
	2005	2004	2005	2004
Number of licensed beds:
LTC	10,173	10,467	10,173	10,467
Hospitals	192	192	192	192

Number of facilities:
LTC	99	101	99	101
Hospitals	3	3	3	3

Occupancy % (mtd amount only):
LTC	91.0%	91.4%	91.0%	91.4%
Hospitals	57.4%	56.0%	57.4%	56.0%
Inpatient Services	90.3%	90.8%	90.3%	90.8%

Payor Mix % based on patient days - LTC:
Medicare	13.1%	12.2%	13.1%	12.3%
Medicaid	63.7%	64.1%	63.6%	64.3%
Private and other	20.8%	21.3%	20.8%	21.0%
Commercial insurance and veterans	2.4%	2.4%	2.5%	2.4%

Payor Mix % based on patient days - Hospitals:
Medicare	72.2%	75.4%	71.4%	73.9%
Medicaid	11.6%	9.5%	10.0%	7.9%
Private and other	0.3%	0.4%	0.2%	0.3%
Commercial insurance and veterans	15.9%	14.7%	18.4%	17.9%

Payor Mix % based on patient days - Inpatient Services:
Medicare	13.8%	13.0%	13.8%	13.0%
Medicaid	63.0%	63.4%	62.9%	63.6%
Private and other	20.7%	21.0%	20.6%	20.8%
Commercial insurance and veterans	2.5%	2.6%	2.7%	2.6%

Revenue Mix % of revenues - LTC:
Medicare	26.7%	25.9%	27.0%	25.9%
Medicaid	52.1%	52.1%	51.0%	51.9%
Private and other	18.1%	18.7%	18.6%	18.8%
Commercial insurance and veterans	3.1%	3.3%	3.4%	3.4%

Revenue Mix % of revenues - Hospitals:
Medicare	74.4%	77.9%	74.3%	76.6%
Medicaid	10.0%	8.0%	8.5%	6.7%
Private and other	0.7%	0.8%	0.8%	0.7%
Commercial insurance and veterans	14.9%	13.3%	16.4%	16.0%

Revenue Mix % of revenues - Inpatient Services:
Medicare	30.3%	29.8%	30.7%	29.7%
Medicaid	48.9%	48.8%	47.7%	48.5%
Private and other	16.9%	17.4%	17.3%	17.5%
Commercial insurance and veterans	3.9%	4.0%	4.3%	4.3%

Sun Healthcare Group, Inc. and Subsidiaries w/o Peak
Selected Operating Statistics
Continuing Operations

	For the Three Months Ended December 31,		For the Year Ended December 31,
	2005	2004	2005	2004
Revenues PPD - LTC:
Medicare (Part A)	$ 333.98	$ 320.89	$ 325.16	$ 314.77
Medicaid	$ 147.21	$ 135.61	$ 139.49	$ 132.87
Private and other	$ 148.34	$ 140.65	$ 148.00	$ 141.28
Commercial insurance and veterans	$ 443.00	$ 452.94	$ 447.90	$ 452.50

Revenues PPD - Hospitals:
Medicare (Part A)	$ 1,095.49	$ 1,061.20	$ 1,063.24	$ 1,045.03
Medicaid	$ 890.87	$ 820.56	$ 839.07	$ 820.31
Private and other	$ 1,401.67	$ 1,015.28	$ 1,546.98	$ 940.42
Commercial insurance and veterans	$ 1,021.14	$ 943.20	$ 944.22	$ 942.04

Revenues - Non-affiliated (in thousands):
Inpatient Services:
Medicare	$ 48,752	$ 44,622	$ 188,579	$ 173,982
Medicaid	78,512	72,978	293,565	284,230
Private and other	32,769	32,114	132,366	128,201
Subtotal	160,033	149,714	614,510	586,413

Rehabilitation Therapy Services	24,980	22,954	100,338	99,890
Medical Staffing Services	20,523	14,070	70,534	54,713
Home Health Services	15,269	14,240	60,778	56,702
Laboratory and Radiology Services	3,378	3,654	14,168	15,525
Subtotal	64,150	54,918	245,818	226,830

Other - non-core businesses	642	1	661	47
Total	$ 224,825	$ 204,633	$ 860,989	$ 813,290
	=======	=======	=======	=======

Rehab contracts:
Affiliated - continuing	96	93	96	93
Non-affiliated	328	304	328	304

DSO (Days Sales Outstanding):
Inpatient Services - SNF	33	29	33	29
Inpatient Services - Hospitals	54	68	54	68
Rehabilitation Therapy Services	98	111	98	111
Medical Staffing Services	60	60	60	60
Home Health Services	59	64	59	64
Laboratory and Radiology Services	69	75	69	75